First Allmerica Financial Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 – phone 508-460-2401 – fax	commonwealthannuity.com * 800.782.8386

ANNUAL REPORT – 12/31/2010

FOR CONTRACT HOLDERS OF:	GROUP VARI-EXCEPTIONAL LIFE PLUS (GROUP VEL), EXECUTIVE SOLUTIONS (GROUP VEL COLI)

March 16, 2011

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Subj:	GROUP VEL ACCOUNT 1940 Act Registration Number: 811-7663 1933 Act Registration Numbers: 333-06383, 333-52944 CIK: 0000945907 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Group VEL Account, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following semi-annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Services Shares)	1046292	February 24, 2011
The Alger Portfolios (Class I-2)	832566	February 25, 2011
AllianceBernstein Variable Products Series Fund, Inc. (Class B)	825316	February 24, 2011
Delaware VIP Trust (Standard Class)	814230	March 1, 2011
Fidelity Variable Insurance Products Fund (Initial Class)	356494	February 25, 2011
Fidelity Variable Insurance Products Fund II (Initial Class)	831016	February 25, 2011
Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	March 3, 2011
Invesco Variable Insurance Funds (Series I Shares)	896435	February 25, 2011
Janus Aspen Series (Service Shares)	906185	February 28, 2011
Lincoln Variable Insurance Products Trust (Standard Class)	914036	February 24, 2011
T. Rowe Price International Series, Inc.	918292	February 22, 2011

The Universal Institutional Funds, Inc.	1011378	March 10, 2011

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman
Senior Vice President, General Counsel
and Corporate Secretary

First Allmerica Financial Life Insurance Company
132 Turnpike Road, Suite 210 * Southborough, MA 01772